Adtran Holdings Investor presentation May 7, 2024

Cautionary note regarding forward-looking statements Statements contained in this investor presentation which are not historical facts, such as those relating to expectations regarding operating loss, net loss, expenses and margin; ADTRAN Holdings customer win rate and the ongoing expansion of its Mosaic One Platform; the ability of ADTRAN Holdings’ ability to continue to effectively implement the Business Efficiency Program, as well as its impact on margin expansion and shareholder value creation; the implementation of the Broadband Equity Access and Deployment Program; the shift in customers’ selection of vendors as a result of geopolitical forces; and ADTRAN Holdings’ strategy and outlook, outlook and financial guidance, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can also generally be identified by the use of words such as “believe,” “expect,” “intend,” “estimate,” “anticipate,” “will,” “may,” “could” and similar expressions. In addition, ADTRAN Holdings, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. All such projections and other forward-looking information speak only as of the date hereof, and ADTRAN Holdings undertakes no duty to publicly update or revise such forward-looking information, whether as a result of new information, future events, or otherwise, except to the extent as may be required by law. All such forward-looking statements are necessarily estimates and reflect management’s best judgment based upon current information. Actual events or results may differ materially from those anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which have caused and may in the future cause actual events or results to differ materially from those estimated by ADTRAN Holdings include, but are not limited to: (i) risks and uncertainties relating to ADTRAN Holdings’ ability to reduce expenditures and the impact of such reductions on its financial results and financial condition; (ii) the risk of fluctuations in revenue due to lengthy sales and approval processes required by major and other service providers for new products, as well as ongoing tighter inventory management of ADTRAN Holdings’ customers; (iii) risks and uncertainties relating to the recent restatements of our previously issued consolidated financial statements and ongoing material weaknesses in our internal control over financial reporting; (iv) our ability to comply with the covenants set forth in our credit facility; (v) the risk posed by potential breaches of information systems and cyber-attacks; (vi) the risk that ADTRAN Holdings may not be able to effectively compete, including through product improvements and development; and (vii) other risks set forth in ADTRAN Holdings’ public filings made with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 15, 2024  and Form 10-Q for the quarterly period ended March 31, 2024 to be filled with the SEC after March 31, 2024.

Introduction and business model 1

OUR VISION is to enable a fully-connected world, where the power and freedom to communicate is available to everyone, everywhere, in a secure, efficient and sustainable environment.

1,000+ Global technology patents 3,300+ Employees worldwide $1.15B FY23 revenue 50 Key differentiators Open, disaggregated platforms with vendor-neutral capability Extensive global design support and supply orchestration capabilities (supply chain) Customers = NSPs, RSPs, ASPs, SMBs, enterprises, tribal communities, governments and agencies: local, state, federal Simplified pricing structure 35+ Years of experience Α — Ω End-to-end solutions portfolio Your trusted partner for the fiber everywhere era “Adtran is focused on customer usability, service and support.” Tom Stanton, CEO, Adtran Worldwide locations HQ = Huntsville, AL

Global presence Americas: Canada United States (HQ Global) Brazil APAC: Japan China Hong Kong Singapore India Australia EMEA: Germany (HQ Europe) England Switzerland Poland Finland Sweden France Italy Israel South Africa Saudi Arabia

Business model Adtran is a global vendor with scale and diversity Portfolio differentiation Customer diversity Geographic diversity Strength in focus markets Optical core to customer premise End-to-end automation & insights Enhanced security and assurance More balanced mix of national SPs, regional SPs, enterprise, and ICP customers Continued growth opportunities in each segment Balanced mix of U.S. and non-U.S. business Strong growth opportunities in focus regions Full range of R&D, pre-sales, post-sales and services support in focus regions Strong market share in growth products in focus regions

Business model Optical core to customer premise Metro WDM 5G Optical platforms Access and Aggregation platforms Subscriber platforms Open multi-gig PON systems, Carrier Ethernet access, Wi-Fi, routers, switches and more Fiber access platforms, 1/10/25/100G Ethernet aggregation, network timing and synchronization Optical access and transport, data center interconnect, advanced pluggable optics, assurance and monitoring, encryption and security AI-driven orchestration, management and optimization DCI

Business model Market trends Pandemic accelerated digitalization and capacity demand 5G, work from home and streaming drive multi-gigabit fiber access Deglobalization and consolidation impacts vendor selection Open, disaggregated, sustainable and cloud-centric systems Online meetings and e-commerce have displaced travel Symmetric bandwidth goes from being a luxury to a necessity Selection of trusted suppliers becomes strategic Closed and single vendor systems are no longer desirable

Business model Fiber networking market forecasts CAGR 2023-2028: 3.2% CAGR 2023-2028: 2.4% CAGR 2023-2028: 3.6% Sources: PON OLT+ONT: Dell’Oro 5yr Broadband Access and Home Networking Report (January 2024) Metro WDM: Omdia Optical Network Forecast (November 2023) Carrier Ethernet: Omdia Service Provider Switching and Routing Forecast (October 2023)

Business model Significant tailwinds expected to drive long term growth BEAD High risk vendor replacement $42.5b in broadband funding to provide service to 7m+ under/unserved homes Expect ~90% to be served with fiber Funds allocated through grant process at state level 4-year implementation timeline for service providers to deliver service Shift away from Chinese vendors is picking up the pace given the geopolitical situation Adtran is one of the key beneficiaries in optical transport and PON in EMEA and already won multiple deals and has several projects in the funnel; we expect to experience the largest impact in 2025 and 2026 given tier 1 integration timelines > $1bn market opportunity in optical networking > $400m market opportunity in broadband access and aggregation

BUSINESS MODEL

Corporate social responsibility

Environmental

- Sustainability is integral part of product strategy through process-based product ecodesign and lifecycle assessment (LCA)
- Involvement of supply chain based on Integrity Next supplier onboarding
- ISO certificated (ISO 14001 EMS, ISO 50001 EnMS)

Social

- Event sponsoring, volunteer hours at non-profit organizations and donations
- Dedicated human capital management
- Employee-driven diversity, equity & inclusion (DE&I) task force to support a diverse and inclusive workforce
- Strictly following ILO requirements

Governance

- Comprehensive ethics and compliance policy, code of conduct and processes
- Dedicated human rights policy and supplier of conduct
- Dedicated engagement in security - ISO 27001-certified

Ratings

EcoVadis

Adtran, Inc.	Adtran Networks SE
BRONZE 2023 ecovadis Sustainability Rating	GOLD 2023 ecovadis Sustainability Rating
59th percentile	96th percentile

CDP

CDP DISCLOSURE INSIGHT ACTION

Climate change 2023

Adtran, Inc.	Adtran Networks SE
B-	A-

Both, EEE sector and global average are C

12 2024 © ADTRAN

Adtran

Business model Adtran SBTi net zero long-term targets submitted in Q4 2023 Combined scope 1+2: Cars + natural gas + electricity emissions (<3% of total Adtran emissions) Targeting a 90% decrease by 2034 compared to 2016 Actions: Switch to e-mobility, biofuel, district heating where possible Purchase renewable energy Install photo voltaic plus storage Scope 3: Products use and emissions embedded in components (~91% of total Adtran emissions) Targeting a 95% decrease by 2048 compared to 2016 Actions: Focus on producing high energy efficient products– ecodesign process, supported by LCA Decarbonization of supply chain

Business update 5

Q1 2024 business update Highlights Q1 2024 Increased Operating Cash Flow by $52.9m QoQ, resulting in $23.2m Free Cash Flow in Q1 Cash up by 22% QoQ Positive Free Cash Flow Working Capital improved, down by $65m (-16%) QoQ Net inventory decreased by $40.2m QoQ Significantly reduced Working Capital A major step of the Business Efficiency plan to further lower operating expenses Announced site closure Revenue at $226.2m (guidance $210m - 240m) Non-GAAP Operating margin of -3.9% (guidance -7% to 0%) Results within guidance range *Free Cash Flow is Operating Cash Flow minus CAPEX

Q1 2024 business update Technology update Subscriber solutions Launch of latest Wi-Fi 6, 6E and 7 platforms driving growth opportunities Dozens of customer have adopted Intellifi, our SaaS application for cloud-managed Wi-Fi Access and aggregation solutions Continued to scale SDX 6330 deployments across several large service providers in EMEA Secured strategic software award with multi-national operator for packet edge routers Optical networking solutions Launched M-Flex800 platform, an ideal fit for service providers upgrading their transport to 400 or 800 Gig Continued success with securing packet optical wins with traditional Adtran broadband customers Software platforms Added 36 Mosaic One customers this past quarter. We now have 400 customers that have adopted Mosaic One. Professional services Scalable in-region services, including planning, deployment, and maintenance *Source: Dell’Oro

Q1 2024 business update Well diversified across technology, markets and customer base Categories Optical networking solutions Subscriber solutions Access & aggregation solutions Market Customers Large Regionals Enterprise / ICP / OEM Domestic International

Q1 2024 business update Revenue by segment, category and region Category Region $41.5 Q1 2023 Q1 2024 $323.9 $226.2 Services & Support Network Solutions Q4 2023 Q1 2024 $225.5 $226.2 Y-o-Y Q-o-Q Q1 2023 Q1 2024 $323.9 $226.2 Access & Aggregation Subscriber Solutions Optical Networking Solutions Q4 2023 Q1 2024 $225.5 $226.2 Q1 2023 Q1 2024 $323.9 $226.2 International Domestic Q4 2023 Q1 2024 $225.5 $226.2 In $m Segments

Q1 2024 business update Financial Information Q1 2023 Q1 2024 -30% Q1 2023 Q1 2024 37.3% 41.6% +429bps Q1 2023 Q1 2024 -18% Q1 2023 Q1 2024 Q1 2023 Q4 2023 Q4 2023 Q1 2024 0% Q4 2023 Q1 2024 41.9% 41.6% -33bps Q4 2023 Q1 2024 +5% Q4 2023 Q1 2024 Q4 2023 Q1 2024 Revenue ($m) Non-GAAP gross margin Non-GAAP OPEX ($m) Non-GAAP operating margin Non-GAAP diluted EPS ($) Year-over-year Quarter-over-quarter Note: A reconciliation of each non-GAAP financial measure to the most comparable GAAP measure is included in the appendix of this presentation. Non-GAAP operating margin is calculated as non-GAAP operating loss divided by revenue.

Q1 2024 business update Balance sheet and cash flow highlights In $m Q4 23 Q1 24 Trade accounts receivables $216.4 $187.6 Inventories* $362.3 $322.1 Accounts payables $162.9 $159.1 Net working capital $415.8 $350.6 Operating cash flow generated (used) ($16.3) $36.6 Non-GAAP Free cash flow * ($25.7) $23.2 Cash $87.2 $106.8 Q1 23 59 Q2 23 60 Q3 23 67 Q4 23 59 Q1 24 DSO DPO Working capital and cash flow metrics Rolling DSO vs. DPO development Note: A reconciliation of each non-GAAP financial measure to the most comparable GAAP measure is included in the appendix of this presentation.  *Non-GAAP free cash flow is operating cash flow less purchase of property, plant and equipment Days

GAAP to Non GAAP Reconciliation 6

Explanation of Use of Non-GAAP Financial Measures Set forth in the tables below are reconciliations of gross profit, gross margin, operating expenses, operating loss, other expense, net loss inclusive of the non-controlling interest, net loss attributable to the Company, net income (loss) attributable to the non-controlling interest, and loss per share - basic and diluted, attributable to the Company, in each case as reported based on generally accepted accounting principles in the United States (“GAAP”), to non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP other expense, non-GAAP net loss inclusive of the non-controlling interest, non-GAAP net loss attributable to the Company, non-GAAP net income attributable to the non-controlling interest, and non-GAAP loss per share - basic and diluted, attributable to the Company, non-GAAP free cash flow respectively. Such non-GAAP measures exclude acquisition related expenses, amortization and adjustments (consisting of intangible amortization of backlog, developed technology, customer relationships, and trade names acquired in connection with business combinations and amortization of inventory fair value adjustments), stock-based compensation expense, amortization of pension actuarial losses, deferred compensation adjustments, integration expenses, restructuring expenses, goodwill impairments, and the tax effect of these adjustments to net income. These measures are used by management in our ongoing planning and annual budgeting processes. Additionally, we believe the presentation of these non-GAAP measures when combined with the presentation of the most directly comparable GAAP financial measure, is beneficial to the overall understanding of ongoing operating performance of the Company. These non-GAAP financial measures are not prepared in accordance with, or an alternative for, GAAP and therefore should not be considered in isolation or as a substitution for analysis of our results as reported under GAAP. Additionally, our calculation of non-GAAP measures may not be comparable to similar measures calculated by other companies.

Cost of Revenue, gross profit and gross margin reconciliation (1) Includes intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relationships, and trade names acquired in connection with business combinations. (2) Includes expenses for restructuring program designed to optimize the assets and business processes following the business combination with Adtran Networks SE. These expenses include inventory write down and other charges of $8.8M incurrred as a result of a strategic shift in certain product lines in connection with the restructuring program. The restructuring program commenced upon the closing of the business combination with Adtran Networks SE and is expected to be substantially completed in late 2024. (3) Includes expenses related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks SE.

Operating expense reconciliation (1) Includes intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations, of which $4.4 million is included in selling, general and administrative expenses and $0.5 million is included in research and development expenses on the condensed consolidated statements of loss. (2) $2.5 million is included in selling, general and administrative expenses and $1.0 million is included in research and development expenses on the condensed consolidated statements of loss. (3) $1.8 million is included in selling, general and administrative expenses and $4.1 million is included in research and development expenses on the condensed consolidated statements of loss. (4) $0.5 million is included in selling, general and administrative expenses and $0.02 million is included in research and development expenses on the condensed consolidated statements of loss. Includes legal and advisory fees totaling $0.1 million related primarily to the DPLTA proceedings that are recorded in selling, general and administrative expenses. Includes expenses totaling $0.4 million related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks SE of which $0.4 million are included in selling, general and administrative expenses and $0.02 million are included in research and development expenses. The transformation bonus expense of $0.4 million includes $0.2 million of stock compensation expense. (5) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees, all of which is included in selling, general and administrative expenses on the condensed consolidated statement of loss. (6) Non-cash impairment of goodwill in our Network Solutions reporting unit, necessitated by factors such as a decrease in the Company’s market capitalization, cautious service provider spending due to economic uncertainty and continued customer inventory adjustments. (7) Includes intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations, of which $3.7 million is included in selling, general and administrative expenses and $0.5 million is included in research and development expenses on the condensed consolidated statements of loss. (8) $2.3 million is included in selling, general and administrative expenses and $0.9 million is included in research and development expenses on the condensed consolidated statements of loss. (9) $4.6 million is included in selling, general and administrative expenses and $3.2 million is included in research and development expenses on the condensed consolidated statements of loss. (10) $1.9 million is included in selling, general and administrative expenses and $0.02 million is included in research and development expenses on the condensed consolidated statements of loss. Includes legal and advisory fees totaling $1.2 million related to a contemplated capital raise transaction that are recorded in selling, general and administrative expenses. Includes expenses totaling $0.4 million related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks SE of which $0.4 million are included in selling, general and administrative expenses and $0.02 million are included in research and development expenses. The integration bonus expense of $0.4 million includes $0.2 million of stock compensation expense. Additionally, includes fees relating to the expansion of internal controls at Adtran Networks SE and the implementation of the DPLTA. (11) Includes intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relationships, and trade names acquired in connection with business combinations, of which $4.1 million is included in selling, general and administrative expenses and $0.5 million is included in research and development expenses on the condensed consolidated statements of loss. (12) $2.5 million is included in selling, general and administrative expenses and $1.0 million is included in research and development expenses on the condensed consolidated statements of loss. (13) $2.2 million is included in selling, general and administrative expenses and $0.2 million is included in research and development expenses on the condensed consolidated statements of loss. (14) $0.8 million is included in selling, general and administrative expenses on the condensed consolidated statements of loss. Includes fees relating to the expansion of internal controls at ADTRAN Networks SE and the implementation of the DPLTA.

Operating loss reconciliation (1) Includes intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relationships, and trade names acquired in connection with business combinations. (2) Includes expenses for restructuring program designed to optimize the assets and business processes following the business combination with Adtran Networks SE. These expenses include inventory write down and other charges of $8.8M incurrred as a result of a strategic shift in certain product lines in connection with the restructuring program. The restructuring program commenced upon the closing of the business combination with Adtran Networks SE and is expected to be completed in late 2024. (3) Includes expenses related to the Company's one-time integration bonus program in connection with synergy targets as a results of the business combination with Adtran Networks SE. Additionally, includes legal and advisory fees relating to a contemplated capital raise transactions as part of the integration. Includes fees incurred for the expansion of internal controls at Adtran Networks SE and the implementation of the DPTLA. (4) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees, all of which is included in selling, general and administrative expenses on the condensed consolidated statement of loss. (5) Non-cash impairment of goodwill in our Network Solutions reporting unit, necessitated by factors such as a decrease in the Company’s market capitalization, cautious service provider spending due to economic uncertainty and continued customer inventory adjustments.

Other expense reconciliation (1) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees. (2) Includes amortization of actuarial losses related to the Company's pension plan for employees in certain foreign countries.

Net loss and loss per share reconciliation (1) Represents the non-controlling interest portion of the Company's ownership of Adtran Networks SE pre-DPLTA and the annual recurring compensation earned by redeemable non-controlling interests and accrued by the Company post-DPLTA. (2) Includes non-cash change in fair value of equity investments held in deferred compensation plans offered to certain employees. (3) Includes amortization of actuarial losses related to the Company's pension plan for employees in certain foreign countries.

Free cash flow reconciliation

Appendix 6

2024 Financial calendar

Adtran stock information 4.7% 5.8% Blackrock Vanguard Egora William Blair Goldman Sachs Other Shareholders YTD stock price development* Shareholder Structure** *Source: Nasdaq ** Release according to Article 40, Section 1 of the WpHG .

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